EXHIBIT 5

[CERTIFICATE]             [CERTIFICAT]
NOVEMBER 7                NOVEMBRE, 2003

/s/ Director

Form 3 Business Corporations Act

ARTICLES OF AMENDMENT

1. The name of the corporation is:
R E N T  G A R D  C O R P.

2. The name of the corporation is canged to:
R E N T  S H I E L D  C A N A D A  L I M I T E D

3. Date of incorporation:
2003 March 06

4. Complete only if there is a change in the number of directors or the minimum / maximum number of directors.
Number (or minimum and maximum number) of
directors is/are:                          number   or   minimum   and   maximum

5. The articles of the corporation are amended as follow:
The name of the Corporation is hereby changes fro Rent Card Corp. to Rent Shield Canada Limited.

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6. The amendment has been duly authorized as required by section 168 and 170
(as applicable) of the Business Corporations Act.

7. The resolution authorizing the amendment was approved by the shareholders/ directors (as applicable) of the corporation on

2003 November 06

These articles are signed in duplicate.
Rent Gard Corp.
(Name of Corporation)

By: /s/ by the Director and CFO                        Director and CFO
-------------------------------                      -----------------------
        (Signature)                                  (Description of Office)

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                                  RESIGNATION

TO: RENT SHIELD CANADA LIMITED
    (the "Corporation")

AND TO: THE DIRECTORS THEREOF

I resign as President of the Corporation to take effect forthwith.

DATED the 8th day of December, 2003.

                        /s/ Judith Hamilton
                        --------------------
                            Judith Hamilton
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                                  RESIGNATION

TO: RENT SHIELD CANADA LIMITED
    (the "Corporation")

AND TO: THE DIRECTORS THEREOF

I resign as Secretary of the Corporation to take effect forthwith.

DATED the 8th day of December, 2003.

                        /s/ Anna Sordi
                        --------------------
                            Anna Sordi

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                     RESOLLUTIONS OF THE BOARD OF DIRECTORS
                                       OF
                           RENT SHIELD CANADA LIMITED
                              (the "Corporation")


RESIGNATION OF OFFICERS

RESOLVED that the resignations of Judith Hamilton as the President of the Corporation and Anna Sordi as the Secretary of the Corporation be accepted to take effect forthwith.

APPOINTMENT OF OFFICERS

RESOLVED that the following individuals are appointed to those respective offices, each to serve at the pleasure of the board of directors:

President       -       Hugh Forrest
Vice-President  -       David Sanderson
Secretary       -       Ed Kruk

The undersigned, being the directors of the Corporation, sign the foregoing resolutions in accordance with the provisions of the Business Corporations Act.

DATED as of the 8th day of Decembe, 2003.

/s/ Hugh Forrest
-----------------------------
    Hugh Forrest


/s/ Judith Hamilton
-----------------------------
    Judith Hamilton


/s/ Anna Sordi
-----------------------------
    Anna Sordi

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                             RESIGNATION OF DIRECTOR

TO: RENT SHIELD CANADA LIMITED
    (the "Corporation")

AND TO: THE SHAREHOLDER THEREOF

I resign as the director of the Corporation to take effect forthwith.

DATED the 8th day of December, 2003.

                        /s/ Judith Hamilton
                        --------------------
                            Judith Hamilton
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                             RESIGNATION OF DIRECTOR

TO: RENT SHIELD CANADA LIMITED
    (the "Corporation")

AND TO: THE SHAREHOLDER THEREOF

I resign as the director of the Corporation to take effect forthwith.

DATED the 8th day of December, 2003.

                        /s/ Anna Sordi
                        --------------------
                            Anna Sordi

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                      RESOLUTIONS OF THE SOLE SHAREHOLDER
                                       OF
                           RENT SHIELD CANADA LIMITED
                              (the "Corporation")

RESIGNATION OF DIRECTORS

        RESOLVED that the resignations of Judith Hamilton and Anna Sordi as directors of the Corporation are received and accepted in accordance with its terms.

ELECTION OF DIRECTORS

        RESOLVED that David Sanderson and Ed Kruk are elected as the two directors of the Corporation for a term expiring at the close of the first annual meeting or until her successor is elected or appointed.

        The undersigned, being the sole shareholder of the Corporation entitled to vote, signs the foregoing resolutions in accordance with the provisions of the Business Corporaitons Act.

        DATED as of the 8th day of December, 2003.

                                        Rent Shield Corp.

                                        /s/ Hugh Forrest
                                        ----------------
                                            Hugh Forrest

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                                  CERTIFICATE

TO:     RENT SHIELD CANADA LIMITED (the "Corporation")

AND TO: THE BOARD OF DIRECTORS THEREOF

I certify that I am either a Canadian citizen ordinarily resident in Canada or a permanent resident within the meaning of the Immigration and Refugee Protection Act (Canada), ordinarily resident in Canada, but not a permanent resident who has been ordinarily resident in Canada for more than one year after the time at which I first became eligible to apply for Canadian citizenship.

I acknowledge that the Corporation is relying upon this certificate to ensure that is it complying with the provisionsof the Business Corporations Act and agree to advise the Corporation in writing if the foregoing ceases to be correct.

I consent to my election or appointment as a director of the Corporation. I acknowledge that this consent is given on or within 10 days after the date of my election or appointment.

I notify the Corporation that I am to be regarded as interested in any contract made or any transaction entered into between the undersigned and the Corporation.

DATED the 8th day of December, 2003.

                                        /s/ David Sanderson
                                        -------------------
                                            David Sanderson

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                                  CERTIFICATE

TO:     RENT SHIELD CANADA LIMITED (the "Corporation")

AND TO: THE BOARD OF DIRECTORS THEREOF

I certify that I am either a Canadian citizen ordinarily resident in Canada or a permanent resident within the meaning of the Immigration and Refugee Protection Act (Canada), ordinarily resident in Canada, but not a permanent resident who has been ordinarily resident in Canada for more than one year after the time at which I first became eligible to apply for Canadian citizenship.

I acknowledge that the Corporation is relying upon this certificate to ensure that is it complying with the provisionsof the Business Corporations Act and agree to advise the Corporation in writing if the foregoing ceases to be correct.

I consent to my election or appointment as a director of the Corporation. I acknowledge that this consent is given on or within 10 days after the date of my election or appointment.

I notify the Corporation that I am to be regarded as interested in any contract made or any transaction entered into between the undersigned and the Corporation.

DATED the 8th day of December, 2003.

                                        /s/ Ed Kruk
                                        -------------------
                                            Ed Kruk

                                  CONSENT

TO:     RENT SHIELD CANADA LIMITED

AND TO: THE BOARD OF DIRECTORS THEREOF

        The undersigned director of the Corporation consents to the participation by any director in a meeting of the board of directors or of a committee of the board of directors by means of such telepone or other communications facilities as permit all persons participating in the meeting to hear each other, such consent to continue in effect unless revoked by a written instrument delivered to the Corporation.


        DATED the 8th day of December, 2003.

                                              /s/ David Sanderson
                                                -------------------
                                                  David Sanderson

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                                  CONSENT

TO:     RENT SHIELD CANADA LIMITED

AND TO: THE BOARD OF DIRECTORS THEREOF

        The undersigned director of the Corporation consents to the participation by any director in a meeting of the board of directors or of a committee of the board of directors by means of such telepone or other communications facilities as permit all persons participating in the meeting to hear each other, such consent to continue in effect unless revoked by a written instrument delivered to the Corporation.


        DATED the 8th day of December, 2003.

                                              /s/ Ed Kruk
                                                -------------------
                                                  Ed Kruk

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                     RESOLUTIONS OF THE BOARD OF DIRECTORS
                                       OR
                           RENT SHIELD CANADA LIMITED
                              (the "Corporation")

BANKING

RESOLVED that the banking resolution attached as Schedule "A" to this resolution in the form required by the bank is approved as a banking resolution of the Corporation.

CHANGE OF ACCRESS
OF REGISTERED OFFICE

RESOLVED that effective December 20, 2003 the address of the registered office of the Corporation within the City of Toronto is changed from 100 Scarsdale Road, Suite 200, Toronto, Onterio M3B 2R8 to 200 Yorkland Blvd., Toronot, Ontario M2J 5C1.

The undersigned, being the directors of the Corporation, sign the foregoing resolutions in accordance with the provisions of the Business Corporations Act.

DATED as of the 9th day of December, 2003.

                                        /s/ Hugh Forrest
                                        --------------------------
                                            Hugh Forrest

                                        /s/ David Sanderson
                                        --------------------------
                                            David Sanderson

                                        /s/ Ed Kruk
                                        --------------------------
                                            Ed Kruk